Quarterly Holdings Report
for
Fidelity® Real Estate Equity Central Fund
December 31, 2025
REE-NPRT1-0226
1.9862251.111
Common Stocks - 96.8%
	Shares	Value ($)
UNITED STATES - 96.8%
Real Estate - 96.8%
Health Care REITs - 17.7%
CareTrust REIT Inc	256,600	9,278,656
Ventas Inc	1,050,894	81,318,178
Welltower Inc	391,766	72,715,687
		163,312,521
Hotel & Resort REITs - 2.3%
Ryman Hospitality Properties Inc	224,600	21,251,652
Industrial REITs - 16.6%
Americold Realty Trust Inc	910,400	11,707,744
EastGroup Properties Inc	71,800	12,790,452
Prologis Inc	825,537	105,388,054
Terreno Realty Corp	392,816	23,062,227
		152,948,477
Real Estate Management & Development - 2.5%
Jones Lang LaSalle Inc (a)	43,600	14,670,092
Zillow Group Inc Class C (a)	125,500	8,561,610
		23,231,702
Residential REITs - 16.6%
AvalonBay Communities Inc	246,100	44,620,391
Camden Property Trust	330,900	36,425,472
Invitation Homes Inc	1,116,940	31,039,763
Sun Communities Inc	209,600	25,971,536
UDR Inc	408,382	14,979,451
		153,036,613
Retail REITs - 17.1%
Acadia Realty Trust	493,676	10,140,105
Curbline Properties Corp	479,000	11,117,590
Federal Realty Investment Trust	212,300	21,399,840
Macerich Co/The	1,416,100	26,141,206
NNN REIT Inc	742,800	29,437,164
Tanger Inc	1,103,800	36,833,806
Urban Edge Properties	1,166,700	22,388,973
		157,458,684
Specialized REITs - 24.0%
American Tower Corp	43,900	7,707,523
CubeSmart	635,219	22,899,645
Digital Realty Trust Inc	103,900	16,074,369
Equinix Inc	117,838	90,282,762
Extra Space Storage Inc	20,813	2,710,269
Four Corners Property Trust Inc	1,102,900	25,432,874
Iron Mountain Inc	443,100	36,755,145
Public Storage	70,574	18,313,953
		220,176,540
TOTAL UNITED STATES		891,416,189
TOTAL COMMON STOCKS (Cost $747,353,105)		891,416,189

Money Market Funds - 3.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $32,667,357)	3.79	32,659,087	32,665,619

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $780,020,462)	924,081,808
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(2,651,231)
NET ASSETS - 100.0%	921,430,577

Legend

(a)	Non-income producing.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	5,801,309	36,437,305	9,571,257	77,878	-	(1,738)	32,665,619	32,659,087	0.1%
Fidelity Securities Lending Cash Central Fund	4,620,700	835,229	5,455,928	44	(1)	-	-	-	0.0%
Total	10,422,009	37,272,534	15,027,185	77,922	(1)	(1,738)	32,665,619

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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